Income Taxes (Schedule of Components of Income Taxes) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016		Dec. 31, 2015
Current taxes on income
In respect of current year	[1]	$ 64,291	$ 1,687		$ 25
In respect of prior years		44	92		(294)
Deferred tax income
Creation and reversal of temporary differences		8,474	473		9,312
Total taxes on income		$ 72,809	$ 2,252	[2]	$ 9,043	[2]

[1]	Current taxes on income for the current year includes $61 million taxes payable in connection with a planned restructuring to simplify the holding structure of some of the companies remaining in the Kenon group subsequent to the Inkia transaction. As a result of this restructuring (which was substantially completed in January 2018), Kenon will hold its interest in OPC directly. Kenon does not expect any further tax liability in relation to any future sales of its interest in OPC.
[2]	Restated (See note 2.E and 28)